SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                      Date of Report
                      (Date of earliest
                      event reported):        May 14, 2001


                                  Gehl Company
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                     0-18110                         39-0300430
   ---------                     -------                         ----------
(State or other              (Commission File                  (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)




                  143 Water Street, West Bend, Wisconsin 53095
             -------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 334-9461
                        ---------------------------------
                         (Registrant's telephone number)



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Item 7.     Financial Statements and Exhibits.
------      ---------------------------------

            (a)   Not applicable.

            (b)   Not applicable.

            (c)   Exhibits. The following exhibit is being filed herewith:

                  (99)  Press Release of Gehl Company, dated May 14, 2001.


Item 9.     Regulation FD Disclosure.
------      ------------------------

        On May 14, 2001, Gehl Company (the "Company") issued a press release disclosing the dismissal of a shareholder lawsuit against the Company and its Board of Directors. A copy of the Company's press release is attached as Exhibit 99 to this Current Report on Form 8-K.








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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GEHL COMPANY



Date:  May 15, 2001                  By:   /s/ Kenneth P. Hahn
                                        ----------------------------------------
                                        Kenneth P. Hahn
                                        Vice President of Finance and Treasurer








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



                                  GEHL COMPANY

                   Exhibit Index to Current Report on Form 8-K
                               Dated May 14, 2001


Exhibit
Number

(99)          Press Release of Gehl Company, dated May 14, 2001.














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